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                             The TJX Companies, Inc.

                             Underwriting Agreement

Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048


Ladies and Gentlemen:

                  The TJX Companies, Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, the principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of September 15, 1993, between the Company and The First National Bank of Chicago, as trustee (the "Trustee"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule II hereto, then the terms "Underwriters" and "Representative", as used herein, shall each be deemed to refer to such firm or firms.

                  1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter, as set forth in this
Section 1.

                  (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                                    (i) The Company meets the requirements for
                  the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Securities Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus (as defined below), each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus (as defined below) may not include all the information with respect to the Securities and the offering thereof required by the Securities Act and the rules thereunder to be included in the Final Prospectus (as defined below), the Basic Prospectus includes all such information required by the Securities Act and the rules thereunder to be included therein as of the Effective Date (as defined below). The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final



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                  supplement to the form of prospectus included in such
                  registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time (as defined below) or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                                    (ii) The Company meets the requirements for
                  the use of Form S-3 under the Securities Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Securities Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement (as defined below) did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material



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         respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to
         (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) any information relating to the Underwriters that was contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a), including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective), and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Securities Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Securities Act on or before the Effective Date of the Registration




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         Statement or the issue date of the Basic Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

                  (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Final Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  (e) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  (f) This Agreement has been duly authorized, executed and delivered by the Company.

                  (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws


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         affecting creditors' rights generally and (ii) may be limited by equitable principles of general applicability.

                  (h) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the Underwriters pursuant to this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) may be limited by equitable principles of general applicability.

                  (i) When issued, the Securities will conform to the description contained in the Final Prospectus under the caption "Description of Notes."

                  (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Securities and the Indenture will not violate any provision of applicable law or conflict with or result in a default under or pursuant to the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Securities and the Indenture, except registration under the Securities Act of the Securities and under the Trust Indenture Act of the Indenture and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

                  (k) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  (l) There has not occurred any material adverse change, or any development that would reasonably be expected to cause a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Prospectus; and there have been no transactions entered into by the Company or any of its subsidiaries which are required to be disclosed in the Final Prospectus, other than those set forth in the Final Prospectus.


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                  (m) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Final Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Final Prospectus (or required to be filed under the Exchange Securities Act if upon such filing they would be incorporated by reference therein), as amended or supplemented, or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (n) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole. Except as set forth in the Final Prospectus, the Company has not been notified in writing that any federal or state authorities intend to modify, suspend or revoke any such consents, authorizations, approvals, orders, certificates or permits or that such authorities or any other governmental agencies are conducting any material investigation of the Company or any subsidiary or related parties other than in the ordinary course of administrative review. The Company and its subsidiaries own, or are licensed or otherwise have sufficient right to use, all material trademarks or trade names in or necessary for the conduct of their business as described in the Final Prospectus. No material claims have been asserted against the Company or any of its subsidiaries by any person to the use of any trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and its subsidiaries, of their trademarks and trade names does not infringe on the rights of any person, other than infringements which, singly or in the aggregate, would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  (o) There are no contracts or documents of the Company or any of its subsidiaries that are required to be filed as exhibits to the Registration Statement or to any documents incorporated by reference therein by the Securities Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so filed.

                  (p) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for such certificates, authorizations and permits the failure to possess which would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or


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         operations of the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Final Prospectus.

                  (q) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (r) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  (s) Each of the Company and its subsidiaries has title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, charges, encumbrances or restrictions except such as (i) are referred to in the Final Prospectus, (ii) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, or (iii) were incurred in the ordinary course of business and are not, singly or in the aggregate, material to the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases (except as the enforceability thereof may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and the effect of general principles of equity) with such exceptions as are not material, singly or in the aggregate, and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in or contemplated by the Final Prospectus.

                  (t) The accountants who have certified or shall certify the certified financial statements filed or to be filed with the Commission as part of the Registration Statement


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         and the Final Prospectus are independent accountants as required by the
         Securities Act. The consolidated financial statements of the Company and its subsidiaries (together with the related notes thereto) included in the Registration Statement present fairly the financial position and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply, subject to normal year-end adjustments. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise stated therein.

                  (u) There are no holders of securities (debt or equity) of the Company or any of its subsidiaries, or holders of rights, options, or warrants to obtain securities of the Company or any of its subsidiaries, who have the right to have securities held by them registered by the Company under the Securities Act in connection with the offering of the Securities and there are no holders of debt securities of the Company or any of its subsidiaries, or holders of rights, options or warrants to obtain debt securities of the Company or any of its subsidiaries, who have the right to have debt securities held by them registered by the Company under the Securities Act.

                  (v) The Company has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

                  (w) The Securities, when issued, will be rated as "investment grade securities" by a "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                  (x) The net sales of the Company and T.J. Maxx of Texas, Inc., T.J. Maxx of PA, Inc., T.J. Maxx of Illinois, Inc., Hit or Miss, Inc., Chadwicks of Boston, Ltd., NBC First Realty Corp., NBC Second Realty Corp., NBC Fourth Realty Corp. and NBC Sixth Realty Corp. (collectively, excluding the Company, the "Significant Subsidiaries"), determined in accordance with generally accepted accounting principles, accounted for not less than 90% of the net sales of the Company and its subsidiaries, taken as a whole, for the fiscal year ended January 28, 1995 and the thirteen weeks ended April 29, 1995. The total assets of the Company and the Significant Subsidiaries, determined in accordance with generally accepted accounting principles, accounted for not less than 90% of the total assets of the Company and its subsidiaries, taken as a whole, as of April 29, 1995.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto.

                  3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in
Schedule I hereto (or such later


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date not later than four business days after such specified date as the
Representative shall designate), which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on, or wire transferred to, an account designated in writing by the Company and payable in immediately available funds. Delivery of the Securities shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in
Schedule I hereto. Certificates for the Securities shall be registered in such names and in such denominations as the Representative may request not less than two full business days in advance of the Closing Date.

                  The Company agrees to have the Securities available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                  4. Agreements. The Company agrees with the several Underwriters that:

                 (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact



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         or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering twelve-month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each sale of Securities. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

                  (d) The Company will furnish to the Representative and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits and all amendments thereto and all documents incorporated by reference therein) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representative may reasonably request.

                  (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdiction as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors.

                  (f) Until the business date set forth on Schedule I hereto, the Company will not, without the consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities).

                  (g) The Company shall furnish to the Representative such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Securities, this Agreement, and the performance by the Company of its obligations hereunder or thereunder as the Representative may from time to time reasonably request.

                  (h) The Company shall notify the Representative promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                  (i) The Company will, whether or not any sale of Securities is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including:
         (i) the preparation and filing of the Registration Statement, any Preliminary Final Prospectus and the Final Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Securities, (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel,
         (iv) the qualification of the Securities under securities or Blue Sky laws in accordance with the provisions of Section 4(e), including filing fees and the fees and disbursements of Latham & Watkins, counsel for the Representative, in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Representative in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of any Preliminary Final Prospectus and the Final Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Representative of copies of any Blue Sky or Legal Investment Memoranda, (vii) any fees payable to rating agencies for the rating of the Securities, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., including fees and disbursements of Latham & Watkins, counsel for the Representative, in connection therewith, and (ix) any out-of-pocket expenses incurred by the Representative approved in advance by the Company.

                  5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                 (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Company shall have furnished to the Representative the opinion of Ropes and Gray, special counsel for the Company, dated the Closing Date, to the effect that:

                 (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Final Prospectus, as then amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

                 (ii) each of the Significant Subsidiaries is a subsidiary of the Company, has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Final Prospectus, as then amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

                 (iii) this Agreement has been duly authorized, executed and delivered by the Company;

                 (iv) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) may be limited by equitable principles of general applicability;

                 (v) the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the Underwriters pursuant to this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) may be limited by equitable principles of general applicability;

                           (vi) the execution and delivery by the Company of,
                  and the performance by the Company of its obligations under, this Agreement, the Securities, and the Indenture will not violate any provision of applicable law or conflict with or result in a default under or pursuant to the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is an exhibit to the Registration Statement, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Securities, and the Indenture, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities;

                           (vii) the statements (1) in the Final Prospectus, as
                  then amended or supplemented, under the captions "Description of Notes" and "Description of the Debt Securities," (2) in the Registration Statement under Item 15, and (3) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Final Prospectus, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                           (viii) after due inquiry, such counsel does not know
                  of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Final Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein), as then amended or supplemented, and that are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Final Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein), as then amended or supplemented, or to be filed as exhibits to such Registration Statement that are not described, filed or incorporated as required;

                           (ix) such counsel is of the opinion ascribed to it in
                  the Final Prospectus, as then amended or supplemented, under the caption "United States Federal Taxation";

                           (x) the Company is not an "investment company" or an
                  entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                           (xi) such counsel has participated in discussions
                  with various representatives of the Company and Coopers & Lybrand L.L.P., independent public accountants for the Company, in certain of which your representatives and counsel also participated, at which the business and affairs of the Company and the contents of the Registration Statement, the Final Prospectus and any amendment thereof or supplement thereto were discussed. Such counsel also has made inquiries of representatives of the Company and its accountants as to whether there have been any material changes in the affairs of the Company since the date that the Registration Statement became effective. There is no assurance that all material facts as to the Company and its affairs were disclosed to such counsel or that their familiarity with the Company is such that they have necessarily recognized the materiality of such facts as were disclosed to them, and they have to a large extent relied upon statements of representatives of the Company as to materiality of the facts disclosed to them. Except with respect to the description referred to in subparagraphs (vii) and (ix) above, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus.

                           Based upon such counsel's participation in the
                  foregoing discussions, the foregoing inquiries and their examination of the documents referred to above and such other documents as came to their attention as a result of such discussions and inquiries such counsel is of the opinion that
                  (1) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Final Prospectus, as then amended or supplemented (except for financial statements and schedules included therein as to which such counsel need not express any opinion), complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (2) the Registration Statement and Final Prospectus, as then amended or supplemented, if applicable (except for financial statements and schedules included therein as to which such counsel need not express any opinion), comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder. Further, such counsel has no reason to believe that (3) (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the form T-1 heretofore referred to) the Registration Statement, as then amended, if applicable, when it became effective contained, and as of the date such opinion is delivered, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
                  (4) (except for financial statements and schedules as to which such counsel need not express any belief) the Final Prospectus, as then amended or supplemented, if applicable, as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (xii) the Registration Statement has become
                  effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  The opinion of Ropes & Gray described in this paragraph (b) shall be rendered to you at the request of the Company and shall so state therein.

                  Ropes and Gray will not be required to deliver the opinions set forth in subparagraphs (ii) and (viii) and clauses (3) and (4) of subparagraph (vii) of this paragraph (b)(i) if Jay Meltzer, Esq., the General Counsel of the Company, delivers such opinions to you. If Mr. Meltzer elects to deliver the opinions set forth in the immediately preceding sentence, Mr. Meltzer's opinion shall also include the opinion contained in subparagraph (vi) of this paragraph (b) with respect to any agreement or other instrument binding upon the Company or any of its subsidiaries that is not an exhibit to the Registration Statement.

                  (c) The Representative shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (d) The Company shall have furnished to the Representative a certificate of the Company, signed by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signer of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (e) The Representative shall have received letters from Coopers & Lybrand L.L.P., independent public accountants, dated as of the Execution Time and the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former), in form and substance reasonably satisfactory to the Representative, with respect to the financial statements and certain financial information contained in the Registration Statement and the Final Prospectus.

                  (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been 2. any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or 3. any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g)(2) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (h) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  The documents required to be delivered by this Section 5 shall be delivered at the office of Latham & Watkins counsel for the Underwriters, at 885 Third Avenue, New York, New York, on the Closing Date.

                  6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 5 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expense (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  7.  Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach or alleged breach of any representation, warranty or agreement of the Company contained in this Agreement or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission thereof or supplement thereto, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, as incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Underwriters that was furnished to the Company by the Underwriters specifically for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have; provided further that the Company shall not be liable to any Underwriter and each person, if any, who controls any Underwriter as aforesaid with respect to the Basic Prospectus or the Final Prospectus to the extent such loss, claim, damage or liability results from the fact that such Underwriter sold Securities to a person who was not sent or given, prior to or concurrently with written confirmation of such sale, a copy of the Final Prospectus or the Final Prospectus as amended or supplemented in each case where such delivery is required by the Securities Act, if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter is caused by such untrue statement or omission that was corrected in such Final Prospectus or Final Prospectus as amended or supplemented.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to (i) any breach or alleged breach of any representation, warranty or agreement of such Underwriter contained in this Agreement or (ii) written information relating to such Underwriter furnished to the Company through the Representative specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and the third and fourth paragraph under the heading "Underwriting" in any Preliminary Final Prospectus and in the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity and you, as the Representative, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under
         Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under the Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will relieve the indemnifying party of liability under this Section 7 only to the extent actually prejudiced by such omission and will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a legal defense available to it and/or other indemnified parties which is different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of commencement of the action or
         (iii) the indemnifying party shall have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel with respect to matters of local law or for the purpose of allowing pro hac vice appearance only) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control person of the Underwriters, such firm shall be designated in writing by Salomon Brothers Inc. In the case of any such firm for the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, and each officer of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal of New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto, after the date hereof).

                  10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed and confirmed to Salomon Brothers Inc at Seven World Trade Center, New York, New York 10048, Attention: Pam Kendall, (telefax number: 212-783-2274), with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10128, Attention: Kirk A. Davenport, Esq. (telefax number:
212-751-4864), or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to the Company at 770 Cochituate Road, Framingham, Massachusetts, 01701, Attention: General Counsel (telefax number 508-390-2457), with a copy to Ropes & Gray, One International Place, Boston, Massachusetts 02110, Attention: Arthur G. Siler, Esq. (telefax number: 617-951-7050).

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                  13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                            [signature page follows]

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                                     Very truly yours,

                                                     The TJX Companies, Inc.



                                                     By:_______________________
                                                     Title:




The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.

Salomon Brothers Inc

By:___________________________________
         Vice President

For itself and the other several Underwriters, if any, named in Schedule II to the foregoing
Agreement.

                                   SCHEDULE I

Underwriting Agreement dated:   June ____, 1995

Registration Statement No.:  33-60059

Representative:   Salomon Brothers Inc

Title, Purchase Price and Description of Securities:

         Title:

         Principal amount:

         Purchase price (include
             accrued interest or amortization, if any):

         Sinking fund provisions:

         Redemption provisions:

         Other provisions:

Closing Date, Time and Location:

Type of Offering: Delayed Offering

Date referred to in Section 4(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the Representative(s):___________ .

                                  SCHEDULE II

                                                      Principal Amount of
Underwriters                                          Securities to be Purchased
- ------------                                          --------------------------
SALOMON BROTHERS INC                                   $

BA SECURITIES, INC.

FIRST CHICAGO CAPITAL MARKETS, INC.






                                                       -----------

Total:                                                 $
                                                       ===========
